Exhibit 10.4

2026 LIMITED WAIVER AND AMENDMENT

This 2026 LIMITED WAIVER AND AMENDMENT (this “Agreement”) is entered into as of March 19, 2026, by and among TRINSEO PLC, an Irish public limited company (“Parent”), TRINSEO NA FINANCE LLC, a Delaware limited liability company (“Holdings”), TRINSEO LUXCO FINANCE SPV S.À R.L., a private limited liability company (société à responsabilité limitée), organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 26, boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, registered with the R.C.S. Luxembourg under number B279526 (the “Lead Borrower”), TRINSEO NA FINANCE SPV LLC, a Delaware limited liability company (the “Co-Borrower” and, together with the Lead Borrower, collectively, the “Borrowers” and each, a “Borrower”), ALTER DOMUS (US) LLC, as administrative agent and collateral agent (in such capacity, the “Agent”), and the Lenders party hereto.

RECITALS

A.            The Borrowers, Parent, Holdings, the Agent and the Lenders are parties to that certain Credit Agreement, dated as of September 8, 2023 (as has been or may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which, among other things, Lenders agreed, subject to the terms and conditions set forth in the Credit Agreement, to make certain loans and other financial accommodations to the Borrowers. Unless otherwise defined in this Agreement, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

B.            The Lenders party hereto (the “Consenting Lenders”) constitute the Required Lenders under the Credit Agreement.

C.            The Borrowers, Parent, Holdings and the Consenting Lenders desire to amend the Credit Agreement, the Pledge and Security Agreement and the Foreign Guaranty in accordance with Section 10.01 of the Credit Agreement and Section 16 of the Foreign Guaranty, in each case, as specified herein, on the terms and subject to the conditions set forth herein.

D.            As of the date hereof, the Events of Default identified as “Potential Defaults” on Exhibit A hereto (collectively, the “Specified Defaults”) may occur prior to the expiration of the Waiver Period (as hereinafter defined).

E.            The Borrowers have requested that during the Waiver Period, the Agent and the Consenting Lenders (sometimes referred to herein individually as a “Lender Party” and collectively as the “Lender Parties”) agree to (i) temporarily waive their default-related rights and remedies against the Borrowers, the other Loan Parties and the Foreign Guarantors solely with respect to the Specified Defaults and (ii) permit the Borrowers to continue or convert Term Loans as SOFR Loans, notwithstanding the occurrence of any Specified Defaults.

F.            Subject to the terms and conditions set forth herein, the Lender Parties have agreed to (i) temporarily waive their default-related rights and remedies against the Borrowers, the other Loan Parties and the Foreign Guarantors solely with respect to the Specified Defaults and (ii) permit the Borrowers to continue or convert Term Loans as SOFR Loans, notwithstanding the occurrence of any Specified Defaults.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments to Credit Agreement, Foreign Guaranty and Pledge and Security Agreement.

The Borrowers, Parent, Holdings and the Lender Parties agree that, effective as of the Waiver Effective Date:

(a)            Section 3.01 of the Pledge and Security Agreement is hereby amended by amending and restating the final proviso thereof as set forth below:

“provided, that, notwithstanding anything to the contrary in this Agreement, the provisions of this Agreement shall not constitute a grant of a security interest in any (A) Excluded Asset and (B) any “intent-to-use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. §1051, unless and until an Amendment to Allege Use or a Statement of Use under Section 1(c) or 1(d) of the Lanham Act has been filed with and accepted by the United States Patent and Trademark Office, to the extent, if any, that any assignment of an “intent-to-use” application prior to such filing and acceptance would violate the Lanham Act (the assets described in this clause (B), the “Security Agreement Excluded Assets”).”

(b)            Section 1.01 of the Credit Agreement is hereby amended by amending and restating, in its entirety, the following definitions:

““Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party or any Foreign Guarantor arising under any Loan Document or otherwise with respect to any Term Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of the Loan Parties and the Foreign Guarantors under the Loan Documents include (a) the obligation (including guarantee obligations) to pay principal, interest, the Make-Whole Amount, the Applicable Sale Premium, the Applicable Prepayment Premium, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party or any Foreign Guarantor to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

“Excluded Asset” means (i) a direct pledge of the JV Interests so long as such direct pledge would require consent of Chevron Phillips Chemical Company LP and only to the extent and for so long as consent requirement is in effect; provided that proceeds and products of the JV Interests do not constitute Excluded Assets and shall constitute Collateral, (ii) (x) prior to the Second Amendment Effective Date, the Equity Interests that Parent owns in Trinseo Holdings. and (y) on and after the Second Amendment Effective Date, the Equity Interests that Parent owns in Trinseo LuxCo and (iii) the “Security Agreement Excluded Assets” as defined in the Pledge and Security Agreement.”

(c)            Section 1.01 of the Credit Agreement is hereby amended to add the following defined terms in appropriate alphabetical order:

““2026 Limited Waiver and Amendment” means that certain 2026 Limited Waiver and Amendment, dated as of March 19, 2026, by and among the Borrowers, Parent, Holdings, the Required Lenders, the Administrative Agent and the Collateral Agent.

“Specified Contribution” means the contribution of the JV Interests by the Co-Borrower to the Specified Subsidiary.

“Specified Subsidiary” means a newly formed wholly-owned Subsidiary of the Co-Borrower, which shall hold no property or assets, other than the JV Interests; provided, that such Subsidiary shall not incur or guarantee any Indebtedness or suffer to exist any Liens (it being understood that failure to comply with this proviso shall constitute an Event of Default).”

(d)            Clause (c) of the definition of “Permitted Investments” in the Credit Agreement is hereby amended and restated, in its entirety, as follows:

“(c)       (i) (x) prior to the Specified Contribution, ownership of the JV Interests by the Co-Borrower and (y) following the Specified Contribution, the ownership of the JV Interests by the Specified Subsidiary; and (ii) ownership by the Co-Borrower of the Specified Subsidiary;”

(e)            Clause (ii) of Section 6.01(a) of the Credit Agreement is hereby amended and restated, in its entirety, as follows:

“(ii) [reserved]”

(f)            Sections 6.01(c), 6.01(d) and 6.01(e) are hereby amended and restated, in their entirety, as follows:

“(c)          [reserved];

(d)            [reserved];

(e)            [reserved];”

(g)            Section 7.02 of the Credit Agreement is hereby amended and restated, in its entirety, as follows:

“Subsidiaries. No Loan Party shall form or acquire any direct Subsidiary after the Closing Date, other than the Specified Subsidiary.”

(h)            Section 7.04 of the Credit Agreement is hereby amended and restated, in its entirety, as follows:

“Fundamental Changes. No Loan Party nor the Specified Subsidiary shall merge, amalgamate, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that (a) the Co-Borrower, Altuglas and Aristech may effect a Disposition permitted pursuant to Section 7.05 and (b) the Luxembourg Loan Parties may undertake a Permitted Relocation.”

(i)            Section 7.05(a) of the Credit Agreement is hereby amended and restated, in its entirety, as follows:

“(a)       the JV Sale so long as (i) prior to the Specified Contribution, the Co-Borrower and following the Specified Contribution, the Specified SPV, receives at least Fair Market Value therefor, (ii) 75% of the consideration is paid in cash or Cash Equivalents (in each case free and clear of all Liens at the time received), (iii) at the date of entry into a definitive document for the JV Sale, no Default or Event of Default exists or will result therefrom, and on the closing date of the JV Sale, no Event of Default pursuant to Section 8.01(a), (f) or (g) exists or will result therefrom; and (iv) proceeds of such Disposition are applied to prepay the Term Loans in accordance with Section 2.05(b)(ii) of this Agreement;”

(j)            The lead in to Section 7.06 of the Credit Agreement is hereby amended and restated, in its entirety, as follows:

“None of any Loan Party (other than Parent) nor the Specified Subsidiary shall declare or make, directly or indirectly, any Restricted Payment, except:”

(k)            The lead-in to Section 7.08 of the Credit Agreement is hereby amended and restated, in its entirety, as follows:

“None of any Loan Party (other than Parent) nor the Specified Subsidiary shall, directly or indirectly, enter into any transaction of any kind with any Affiliate involving aggregate payments or consideration in excess of $1,000,000 for any individual transaction or series of related transactions, whether or not in the ordinary course of business, other than (i) transactions among Loan Parties, (ii) the 2023 Incremental Term Loans, 2023 Refinancing Term Loans, the 2025 Incremental Term Loans and all transactions related thereto, (iii) transactions permitted under Section 7.03, Section 7.04, Section 7.05 and Section 7.06, (iv) transactions on terms substantially as favorable to the Loan Parties as would be obtainable by such Loan Party at the time in a comparable arm’s-length transaction with a Person other than an Affiliate; (v) solely with respect to Aristech or Altuglas; and (vi) transactions related to Cash Management Practices;”

(l)            Section 7.10 of the Credit Agreement is hereby amended and restated, in its entirety, as follows:

“(a)       (i) Prior to the Specified Contribution, the Co-Borrower and (ii) following the Specified Contribution, the Specified SPV, shall not consent to any amendment to the JV Agreement that would materially and adversely affect the interests of the Loan Parties (taken as a whole) or the Secured Parties.

(b)         (i) Prior to the Specified Contribution, the Co-Borrower and (ii) following the Specified Contribution, the Specified SPV shall not consent, and shall cause its Class D Directors (as defined in the JV Agreement) not to consent, to Americas Styrenics incurring any Indebtedness except (i) Indebtedness in respect of Capitalized Leases and equipment financing incurred in the ordinary course of business, (ii) Indebtedness not to exceed $25,000,000 in the aggregate outstanding at any time and (iii) that certain revolving facility in existence on the date hereof not to exceed $60,000,000 in the aggregate outstanding at any time; provided that the proceeds of any Indebtedness incurred pursuant to clauses (i), (ii) and (iii) shall only be used for working capital and general corporate purposes but not to make distributions or dividends.”

(m)           Section 9.11 of the Credit Agreement is hereby amended to add a new clause (c) immediately after clause (b) thereof as follows:

“(c)       If, following the occurrence of any Event of Default, all or substantially all of the Liens granted to the Collateral Agent on the assets of any Guarantor or Foreign Guarantor securing the Obligations are released or are required to be released (including pursuant to the Second Lien Intercreditor Agreement), then each of the Lenders, Administrative Agent and Collateral Agent agree that immediately after all or substantially all the Liens granted by such Guarantor or Foreign Guarantor securing the Obligations are released or required to be released (including pursuant to the Second Lien Intercreditor Agreement), such Guarantor or Foreign Guarantor, as applicable, shall be immediately and automatically released from the Guaranty, the Foreign Guaranty, and any other guaranty of the Obligations provided by such Guarantor or Foreign Guarantor pursuant to the Loan Documents, as applicable.”

(n)            Section 9 of the Foreign Guaranty is hereby amended to add new Sections 9.c. and 9.d. as follows:

“c.       Release of any Individual Guarantor. If, following the occurrence of any Event of Default under the Credit Agreement, all or substantially all of the Liens granted to the Collateral Agent on the assets of such Guarantor securing the Guaranteed Obligations are released or required to be released (including pursuant to the Second Lien Intercreditor Agreement), then immediately after all or substantially all the Liens granted by such Guarantor securing the Guaranteed Obligations are released or required to be released (including pursuant to the Second Lien Intercreditor Agreement), such Guarantor shall be immediately and automatically released from this Guaranty.”

“d.       Release of all Guarantors. Without limiting Section 9.c. above, if following the occurrence of any Event of Default under the Credit Agreement, all or substantially all of the Liens granted to the Collateral Agent on the assets of all of the Guarantors (taken as a whole) securing the Guaranteed Obligations are released or required to be released (including pursuant to the Second Lien Intercreditor Agreement), then immediately after all or substantially all of such Liens of the Guarantors securing the Guaranteed Obligations (taken as a whole) are released or required to be released (including pursuant to the Second Lien Intercreditor Agreement), this Guaranty shall immediately and automatically terminate and be of no further force and effect.”

(o)            Clause (j) to the definition of “Triggering Event” in Schedule 1.01C of the Credit Agreement is hereby amended and restated, in its entirety, as follows:

“(j)  [reserved];”

SECTION 2.  Limited and Temporary Waiver; Covenants.

(a)            Effective as of the Waiver Effective Date (as hereinafter defined), each of the Agent and each Consenting Lender agrees that until the expiration or termination of the Waiver Period (as defined below), it (i) temporarily waives its right to exercise each and every default-related right and remedy under the Loan Documents, as modified hereby, and/or applicable Law, but solely with respect to any of the Specified Defaults, (ii) temporarily waives any right to accelerate the Obligations or make any demand for payment under the Loan Documents, as modified hereby, but solely as a result of the Specified Defaults, and (iii) temporarily waives its right under the Loan Documents to prevent Term Loans from being continued or converted as SOFR Loans, including under Section 2.02(c) of the Credit Agreement; provided, however,

(i)            each Loan Party shall comply with all limitations, restrictions or prohibitions that would be effective or applicable under the Loan Documents, as modified hereby, if any Default or Event of Default had occurred and was continuing;

(ii)           nothing herein shall restrict, impair or otherwise affect any Lender Party’s rights and remedies under any agreements containing subordination provisions in favor of any or all of the Lender Parties (including, without limitation, any rights or remedies available to the Lender Parties as a result of the occurrence or continuation of the Specified Defaults) or amend or modify any provision thereof; and

(iii)          nothing herein shall restrict, impair or otherwise affect any Lender Party’s rights or remedies with respect to any Default or Event of Default that is not a Specified Default.

(b)            As used herein, the term “Waiver Period” shall mean the period beginning on the Waiver Effective Date and ending on the earliest to occur of (the occurrence of clause (i), (ii) or (iii), a “Termination Event”): (i) the occurrence of any Event of Default under subsection 8.01(f) of the Credit Agreement (a “Bankruptcy Default”), (ii) the date on which the Agent or Required Lenders deliver to the Borrowers a notice terminating the Waiver Period, which notice may be delivered at any time upon or after the occurrence of any Waiver Default (as hereinafter defined), and (iii) April 30, 2026, which date may be extended by written agreement of the Required Lenders (email of counsel to the Required Lenders being sufficient). As used herein, the term “Waiver Default” shall mean (A) the occurrence of any Event of Default under Section 8.01 other than the Specified Defaults, (B) termination or expiration of any other forbearance or waiver granted by the lenders in respect of the Trinseo Credit Agreement, the Super-Priority Revolving Credit Agreement, or any other Indebtedness, in each case, with an outstanding principal amount in excess of the Threshold Amount, with respect to any Specified Default, (C) the failure of the Borrowers or any other Loan Party to comply timely with Sections 2(g), 2(h) and 2 (i) hereto, and (D) the repudiation and/or assertion of any defense by any Loan Party with respect to this Agreement or any Loan Document, as each has been modified hereby.

(c)            Upon the occurrence of a Termination Event, the agreement of the Lender Parties hereunder to temporarily waive their default related rights and remedies as a result of the Specified Defaults shall automatically and immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which the Borrowers and the other Loan Parties each waives. The Borrowers and the Lender Parties agree that any or all of the Lender Parties may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Credit Agreement, any other Loan Document, and/or applicable law, including, without limitation, their respective rights and remedies with respect to the Specified Defaults. Without limiting the generality of the foregoing, upon the occurrence of a Termination Event, the Lender Parties may, in their sole discretion and without the requirement of any demand, presentment, protest, or notice of any kind, (i) commence any legal or other action to collect on any or all of the Obligations from the Borrowers, any Loan Party and/or any Collateral, (ii) foreclose or otherwise realize on any or all of the Collateral and/or appropriate, setoff or apply to the payment of any or all of the Obligations, and (iii) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Credit Agreement any other Loan Document, and/or applicable law, all of which rights and remedies are fully reserved by the Lender Parties.

(d)            The Borrowers and the other Loan Parties each acknowledge that the Lender Parties have not made any assurances concerning (i) any possibility of an extension of the Waiver Period, (ii) the manner in which or whether the Specified Defaults may be resolved, or (iii) any additional forbearance, waiver, restructuring, or other accommodations.

(e)            The parties hereto agree that the running of all statutes of limitation or doctrine of laches applicable to all claims or causes of action that the Lender Parties may be entitled to take or bring in order to enforce their respective rights and remedies against the Borrowers or any other Loan Party is, to the fullest extent permitted by law, tolled and suspended during the Waiver Period.

(f)            The Borrowers and the other Loan Parties each acknowledge and agree that any financial accommodation, if any, which any Lender Party makes on or after the Waiver Effective Date has been made by such party in reliance upon, and is consideration for, among other things, the general releases and indemnities contained in Section 3 hereof and the other covenants, agreements, representations and warranties of the Borrowers and the other Loan Parties hereunder.

(g)            Within ten (10) Business Days of the date hereof (or such later date as the Required Lenders may reasonable agree (including via email from counsel to the Required Lenders)), the Lead Borrower shall cause the Co-Borrower to (i) form the Specified Subsidiary on terms reasonably acceptable to the Required Lenders, (ii) consummate the Specified Contribution on terms reasonably acceptable to the Required Lenders and (iii) comply in all material respects with the requirements under the JV Agreement with respect to such transfer, which may be in substantially the same manner as when Trinseo LLC contributed the JV Interests to the Co-Borrower. The Consenting Lenders hereby consent to and agree that the actions and transactions contemplated by this Section 2(g) (including the formation of the Specified Subsidiary) shall be permitted under the Credit Agreement and the other Loan Documents, notwithstanding anything to the contrary set forth therein.

(h)            Within ten (10) Business Days of the date hereof (or such later date as the Required Lenders may reasonable agree (including via email from counsel to the Required Lenders)), the Lead Borrower shall cause Trinseo Europe to enter into an Intellectual Property Security Agreement with respect to the additionally registered Patents delivered to the Collateral Agent in connection with the reporting for the fiscal quarter ended March 31, 2025.

(i)             Each of the Loan Parties shall promptly furnish such readily available information regarding the Collateral and/or the financial affairs, legal matters, tax matters, finances, business, assets, operations or condition (financial or otherwise) of the Loan Parties and their Subsidiaries that is reasonably requested by or on behalf of the Required Lenders (including any such requests made by Paul Hastings, LLP, as their counsel, or PJT Partners, Inc., as their financial advisor, in each case, subject to Section 10.08 of the Credit Agreement); provided, that none of the Loan Parties will be required to disclose any document, information, materials, or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) is subject to attorney client or similar privilege or constitutes attorney work-product.

SECTION 3.  General Release; Indemnity.

(a)            In consideration of, among other things, the Lender Parties’ execution and delivery of this Agreement, the Borrowers, Parent and Holdings, each on behalf of itself and each Loan Party and their respective agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Lender Parties and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Waiver Effective Date, that relate to, arise out of or otherwise are in connection with any or all of the Loan Documents or the transactions thereunder. In entering into this Agreement, the Borrowers and each other Loan Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section 3 shall survive the termination of this Agreement, the Credit Agreement, the other Loan Documents, and payment in full of the Obligations.

(b)            Each of the Borrowers and other Loan Parties, on behalf of itself and its respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by the Borrowers or any other Loan Party pursuant to Section 3(a) hereof. If the Borrowers, any other Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, the Borrowers and other Loan Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

SECTION 4.  Representations, Warranties and Covenants of the Borrowers and other Loan Parties.

To induce the Agent and the other Lender Parties to execute and deliver this Agreement, each of the Borrowers and other Loan Parties represents, warrants and covenants that, as of the date hereof:

(a)            Such Loan Party is duly authorized to execute and deliver this Agreement and is duly authorized to perform its obligations under the Credit Agreement and the other Loan Documents to which it is a party;

(b)            Except with respect to the Specified Defaults, the representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement, in each other Loan Document, and in Section 4 hereof shall be true and correct in all material respects as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and

(c)            The execution and delivery of this Agreement by such Loan Party does not (i) contravene the terms of the Organization Documents of such Loan Party; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than as permitted by Section 7.01 of the Credit Agreement) under (x) any Contractual Obligation to which such Loan Party is a party or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any applicable Law; in the case of the foregoing clauses (ii) and (iii), except to the extent such conflict, breach, violation or contravention could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.  Ratification Of Liability.

The Borrowers and the other Loan Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents, hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which it is a party, and ratify and reaffirm their grants of liens on or security interests in their properties pursuant to such Loan Documents to which they are a party, respectively, as security for the Obligations under or with respect to the Credit Agreement, as modified hereby, and confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Loan Document. The Borrowers and the other Loan Parties further agree and reaffirm that the Loan Documents to which they are parties now apply to all Obligations as defined in the Credit Agreement, (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Loan Document). Each such party (i) further acknowledges receipt of a copy of this Agreement and all other agreements, documents, and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same, and (iii) agrees and acknowledges that each of the Loan Documents, as modified hereby, remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender Party, nor constitute a waiver of any provision of any of the Loan Documents nor constitute a novation of any of the Obligations under the Credit Agreement or other Loan Documents.

SECTION 6.  Reference To And Effect Upon The Credit Agreement.

(a)            Except as expressly modified by this Agreement, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement, and other Loan Documents, and all rights of the Lender Parties and all of the Obligations, shall remain in full force and effect. The Borrowers and the other Loan Parties hereby confirm that, except as expressly modified by this Agreement, the Credit Agreement, and the other Loan Documents are in full force and effect and that neither the Borrowers nor any other Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document.

(b)            Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly (i) create any obligation to continue to defer any enforcement action after the occurrence of any Event of Default, (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents nor constitute a novation of any of the Obligations under the Credit Agreement or other Loan Documents, (iii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of any Lender Party, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction or (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each Lender Party reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents and applicable law.

(c)            From and after the Waiver Effective Date, the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Agreement and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d)            Except as expressly provided in Section 2 hereof, no Lender Party has waived, is by this Agreement waiving, and has no intention of waiving (regardless of any delay in exercising such rights and remedies), any Default or Event of Default that may be continuing on the date hereof or any Event of Default that may occur after the date hereof (whether the same or similar to the Specified Defaults or otherwise), and no Lender Party has agreed to forbear with respect to any of its rights or remedies concerning any Events of Default, that may have occurred or are continuing as of the date hereof, or that may occur after the date hereof.

SECTION 7.  Loan Document; Costs And Expenses.

This Agreement is a Loan Document. The Borrowers acknowledge that the Lender Parties’ reasonable and documented or invoiced out-of-pocket expenses (including the reasonable and documented out-of-pocket fees, disbursements and other charges of one primary external counsel) incurred in connection with this Agreement shall be paid by the Borrowers subject to and in accordance with Section 10.04 of the Credit Agreement.

SECTION 8.  Governing Law, etc.

This Agreement is governed by, and is to be construed in accordance with, the laws of the State of New York and shall be further subject to the provisions of Sections 10.15 and 10.16 of the Credit Agreement, mutatis mutandis. Each provision of this Agreement is severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

SECTION 9.  Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile or other electronic transmission a signature page of this Agreement signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or other electronic transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Agreement; provided that the failure to deliver such manually signed counterpart shall not affect the validity or effectiveness of this Agreement.

SECTION 10.  Severability.

The invalidity, illegality, or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

SECTION 11.  Further Assurances.

The Borrowers and each other Loan Party agrees to take all further actions and execute all further documents as the Agent may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith.

SECTION 12.  Section Headings.

Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

SECTION 13.  Notices.

All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Credit Agreement.

SECTION 14.  Effectiveness.

This Agreement shall become effective at the time (the “Waiver Effective Date”) that the following conditions precedent are satisfied:

(a)            The Agent shall have received duly executed signature pages for this Agreement signed by the Required Lenders, the Borrowers, Parent and Holdings.

(b)            The Borrowers shall pay (or cause to be paid) to the Agent for the ratable account of each Consenting Lender a consent fee equal to 1.00% of the aggregate principal amount of such the Consenting Lender’s outstanding Term Loans on the Waiver Effective Date (the “Consent Fee”), which Consent Fee shall be paid in kind by automatically capitalizing and adding such Consent Fee to the outstanding principal balance of the Term Loans, it being understood and agreed that for all purposes of the Credit Agreement and the other Loan Documents, such amounts shall constitute part of the principal balance of the Term Loans (including with respect to the accrual of interest thereon in accordance with the terms hereof) at all times from and after the Waiver Effective Date; provided, that the Consent Fee shall be paid to any Lender that executes this Agreement within five (5) Business Days of the Waiver Effective Date (which Consent Fee shall be deemed paid as of the Waiver Effective Date).

SECTION 15.  Assignments; No Third Party Beneficiaries.

This Agreement shall be binding upon and inure to the benefit of the Borrowers, the other Loan Parties, the Lender Parties and their respective successors and assigns; provided, that neither the Borrowers nor any other Loan Party shall be entitled to delegate any of its duties hereunder or to assign any of its rights or remedies set forth in this Agreement without the prior written consent of the Agent in its sole discretion. No Person other than the parties hereto, and in the case of Section 3 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights (other than the rights of the Releasees under Section  3 hereof) are hereby expressly disclaimed.

SECTION 16.  Final Agreement.

This Agreement, the Credit Agreement, the other Loan Documents, and the other written agreements, instruments, and documents entered into in connection therewith (collectively, the “Borrower/Lender Documents”) set forth in full the terms of agreement between the parties hereto and thereto with respect to the subject matter thereof and are intended as the full, complete, and exclusive contracts governing the relationship between such parties with respect to the subject matter thereof, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto. Except as provided therein, no term of the Borrower/Lender Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment, or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. Any Lender Party’s exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances. There are no oral agreements among the parties hereto.

Each Consenting Lender, by its execution hereof, hereby authorizes and directs the Administrative Agent to execute and deliver this Agreement.

[Signature pages to follow]

IN WITNESS WHEREOF, this 2026 Limited Waiver and Amendment has been executed by the parties hereto as of the date first written above.

TRINSEO LUXCO FINANCE SPV S.À R.L.,		TRINSEO NA FINANCE SPV LLC,
as Lead Borrower		as Co-Borrower

By:	/s/ David Stasse	By:	/s/ David Stasse

Name:	David Stasse	Name:	David Stasse
Title:	Manager	Title:	Manager, Executive Vice President and Chief Financial Officer

TRINSEO NA FINANCE LLC,

as Holdings

By:	/s/ David Stasse

Name:	David Stasse
Title:	Manager, Executive Vice President and Chief Financial Officer

TRINSEO PLC,

as Parent

By:	/s/ David Stasse

Name:	David Stasse
Title:	Chief Financial Officer and Executive Vice President

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

ALTER DOMUS (US) LLC,

as Agent

By:	/s/ Matthew Trybula

Name:	Matthew Trybula
Title:	Head of Legal, Commercial Transactional

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

APOLLO CENTRE STREET PARTNERSHIP, L.P., as a Lender

By:	Apollo Centre Street Management, LLC, its investment manager

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

APOLLO LINCOLN FIXED INCOME FUND, L.P., as a Lender

By:	Apollo Lincoln Fixed Income Management, LLC, its investment manager

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

APOLLO MOULTRIE CREDIT FUND, L.P., as a Lender

By:	Apollo Moultrie Credit Fund Management, LLC, its investment manager

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

APOLLO CALLIOPE FUND, L.P., as a Lender

By:	Apollo Calliope Management, LLC, its investment manager

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

APOLLO EXCELSIOR CO-INVEST L.P., as a Lender

By:	Apollo Excelsior Advisors, L.P., its general partner
By:	Apollo Excelsior Ultimate GP, LLC, its general partner

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

APOLLO ACCORD+ II AGGREGATOR A, L.P., as a Lender

By:	Apollo Accord+ Management, L.P., its investment manager
By:	Apollo Accord+ Management GP, LLC, its general partner

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

OPPS XI TRINSEO HOLDINGS, L.P., as a Lender

By:	Oaktree Fund GP, LLC Its: General Partner
By:	Oaktree Fund GP I, L.P. Its: Managing Member

By:	/s/ Ross Rosenfelt
Name:	Ross Rosenfelt
Title:	Authorized Signatory

By:	/s/ David Nicoll
Name:	David Nicoll
Title:	Authorized Signatory

OPPS XII TRINSEO HOLDINGS, L.P., as a Lender

By:	Oaktree Fund GP IIA, LLC Its: General Partner
By:	Oaktree Fund GP II, L.P. Its: Managing Member

By:	/s/ Ross Rosenfelt
Name:	Ross Rosenfelt
Title:	Authorized Signatory

By:	/s/ David Nicoll
Name:	David Nicoll
Title:	Authorized Signatory

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

AG CREDIT SOLUTIONS MASTER FUND II A, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

AG CREDIT SOLUTIONS MASTER FUND II B, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

AG POTOMAC FUND, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

AG CAPITAL SOLUTIONS SMA ONE, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

AG CATALOOCHEE, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

TPG AG CENTRE STREET PARTNERSHIP, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

AG MM, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

TPG DYNAMIC CREDIT INCOME MASTER FUND, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

AG CREDIT SOLUTIONS FUND II CO- INVESTMENT, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

AG CSF 2023 OVERFLOW FUND (G) LP, as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

TPG AG PRIVATE CREDIT FINANCING 1 LLC, as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

TPG AG CORPORATE CREDIT OPPORTUNITIES FUND, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

AG CENTRE STREET SPV, LLC, as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

TPG AG CREDIT SOLUTIONS AVANTI CO- INVEST, L.P., as a Lender

By:	Angelo, Gordon & Co., L.P., as manager or advisor

By:	/s/ Christopher Moore
Name:	Christopher Moore
Title:	General Counsel

[SIGNATURE PAGE TO 2026 LIMITED WAIVER AND AMENDMENT]

Exhibit A (Potential Defaults)

Any Event of Default under the Credit Agreement or Loan Documents as a result of, or related to (i) the failure to make payments beyond the applicable grace period with respect to the Credit Agreement, the Second Lien Notes and Trinseo Credit Agreement (including any “Event of Default” arising under and as such term is defined in the Credit Agreement, the Second Lien Notes Indenture or Trinseo Credit Agreement, as applicable, as a result thereof); (ii) the failure to provide notice of the foregoing under the Credit Agreement, the Second Lien Notes Indenture and/or Trinseo Credit Agreement (including any “Event of Default” arising under and as such term is defined in the Credit Agreement, the Second Lien Notes Indenture or Trinseo Credit Agreement, as applicable, as a result thereof); (iii) any “Default”, “Event of Default”, “Potential Amortization Event” or “Amortization Event” under any other Indebtedness as a result of any of the foregoing (including as a result of the failure to provide notice thereof pursuant to the terms thereof), and (iv) any failure to give notice with respect to any of the foregoing.